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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll, Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC 525 Bigham Knoll, Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	September 30, 2016

Form N-Q is to be used by management investment companies other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

COMMON STOCKS - 96.5%	Shares	Value
Consumer Discretionary - 13.9%
Hotels, Restaurants & Leisure - 3.5%
McDonald's Corporation	39,655	$4,574,601

Media - 3.4%
Walt Disney Company (The)	48,992	4,549,397

Multi-line Retail - 3.0%
Target Corporation	57,650	3,959,402

Specialty Retail - 4.0%
Home Depot, Inc. (The)	40,700	5,237,276

Consumer Staples - 11.4%
Beverages - 3.1%
PepsiCo, Inc.	37,995	4,132,716

Food & Staples Retailing - 5.2%
Sysco Corporation	60,595	2,969,761
Wal-Mart Stores, Inc.	53,677	3,871,185
		6,840,946
Household Products - 3.1%
Procter & Gamble Company (The)	45,130	4,050,418

Energy - 8.3%
Energy Equipment & Services - 1.6%
Schlumberger Ltd.	27,000	2,123,280

Oil, Gas & Consumable Fuels - 6.7%
Chevron Corporation	43,820	4,509,954
Exxon Mobil Corporation	49,563	4,325,859
		8,835,813
Financials - 9.9%
Banks - 2.5%
M&T Bank Corporation	28,340	3,290,274

Capital Markets - 5.1%
BlackRock, Inc.	11,484	4,162,490
Northern Trust Corporation	39,000	2,651,610
		6,814,100

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.5% (Continued)	Shares	Value
Financials - 9.9% (Continued)
Consumer Finance - 2.3%
American Express Company	47,395	$3,035,176

Health Care - 12.9%
Health Care Equipment & Supplies - 3.7%
Becton, Dickinson & Company	27,525	4,947,068

Pharmaceuticals - 9.2%
Bristol-Myers Squibb Company	71,490	3,854,741
Johnson & Johnson	37,170	4,390,892
Merck & Company, Inc.	62,790	3,918,724
		12,164,357
Industrials - 11.7%
Aerospace & Defense - 2.7%
United Technologies Corporation	34,510	3,506,216

Air Freight & Logistics - 3.1%
United Parcel Service, Inc. - Class B	37,950	4,150,212

Machinery - 5.9%
Caterpillar, Inc.	44,280	3,930,736
Deere & Company	45,944	3,921,320
		7,852,056
Information Technology - 13.8%
Semiconductors & Semiconductor Equipment - 10.2%
Intel Corporation	107,465	4,056,804
QUALCOMM, Inc.	56,924	3,899,294
Texas Instruments, Inc.	78,900	5,537,202
		13,493,300
Software - 3.6%
Microsoft Corporation	81,425	4,690,080

Materials - 3.0%
Chemicals - 3.0%
E.I. du Pont de Nemours and Company	58,405	3,911,383

Telecommunication Services - 6.5%
Diversified Telecommunication Services - 6.5%
AT&T, Inc.	109,403	4,442,856
Verizon Communications, Inc.	80,786	4,199,256
		8,642,112

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.5% (Continued)	Shares	Value
Utilities - 5.1%
Gas Utilities - 2.1%
National Fuel Gas Company	52,145	$2,819,480

Multi-Utilities - 3.0%
Dominion Resources, Inc.	53,243	3,954,358

Total Common Stocks (Cost $91,094,427)		$127,574,021

MONEY MARKET FUNDS - 3.6%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.31% (a) (Cost $4,807,223)	4,807,223	$4,807,223

Total Investments at Value - 100.1% (Cost $95,901,650)		$132,381,244

Liabilities in Excess of Other Assets - (0.1%)		(113,180)

Net Assets - 100.0%		$132,268,064

(a)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

U.S. TREASURY OBLIGATIONS - 13.5%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	2.125%	05/15/25	$200,000	$209,094
U.S. Treasury Notes	1.625%	02/15/26	1,300,000	1,302,235
U.S. Treasury Notes	1.625%	05/15/26	400,000	400,531
U.S. Treasury Bonds	2.500%	02/15/46	250,000	258,398
U.S. Treasury Bonds, Stripped Principal Payment	2.500%(a)	11/15/44	600,000	303,895
Total U.S. Treasury Obligations (Cost $2,442,776)				$2,474,153

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank - 4.6%
Federal Farm Credit Bank	2.750%	06/26/23	$500,000	$536,266
Federal Farm Credit Bank	2.370%	05/01/25	300,000	309,875
				846,141
Federal Home Loan Bank - 2.0%
Federal Home Loan Bank	2.125%	03/10/23	350,000	362,520

Private Export Funding Corporation - 2.2%
Private Export Funding Corporation	4.300%	12/15/21	350,000	399,024

U.S. Department of Housing and Urban Development - 0.9%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	165,935

Total U.S. Government Agency Obligations (Cost $1,685,879)				$1,773,620

MORTGAGE-BACKED SECURITIES - 67.2%	Coupon	Maturity	Par Value	Value
Commercial - 12.6%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.043%(b)	07/01/42	$1,947,063	$923
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.302%(b)	10/12/42	200,000	197,221
Credit Suisse First Boston Mortgage Securities Corporation, IO, Series 2004-C1, 144A	1.087%(b)	01/15/37	4,191,942	109,500
FREMF Mortgage Trust, IO, Series 2011-K15	0.100%(b)	08/01/44	115,509,310	441,361
GMAC Commercial Mortgage Securities, Inc., IO, Series 1997-C1	1.668%(b)	07/15/29	8,403,746	220,922
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2	4.842%(b)	07/01/42	1,249	1,248

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 67.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial - 12.6% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8	5.549%(b)	05/15/45	$500,000	$483,863
Merrill Lynch Mortgage Trust, IO, Series 2008-C1, 144A	0.475%(b)	02/12/51	117,936,378	363,256
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	1.241%(b)	11/01/30	1,150,400	13,481
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21 (c)	0.077%(b)	10/01/44	388,198,237	472,437
				2,304,212
Federal Home Loan Mortgage Corporation - 2.7%
FHLMC, IO, Series K717	0.634%(b)	09/01/21	19,820,714	430,443
FHLMC, Pool #J13584	3.500%	11/01/25	38,831	41,471
FHLMC, Series 1963	7.500%	01/01/27	20,399	23,416
				495,330
Federal National Mortgage Association - 40.7%
FANNIEMAE-ACES, IO, Series 2013-M1	4.639%(b)	11/25/16	54,963	7
FANNIEMAE-ACES, IO, Series 2012-M14 (c)	4.366%(b)	02/25/17	5,496,948	51,814
FANNIEMAE-ACES, IO, Series 2013-M4 (c)	4.088%(b)	02/25/18	8,552,200	327,412
FANNIEMAE-ACES, IO, Series 2013-M13	0.169%(b)	05/01/18	144,264,848	75,883
FANNIEMAE-ACES, IO, Series 2014-M8	4.560%(b)	05/25/18	7,750,852	128,578
FANNIEMAE-ACES, IO, Series 2015-M3 (c)	4.431%(b)	06/25/18	8,403,551	269,662
FANNIEMAE-ACES, IO, Series 2006-M1	5.385%(b)	06/01/19	46,252	46,955
FANNIEMAE-ACES, IO, Series 2009-M1	0.785%(b)	07/25/19	16,536,399	302,016
FANNIEMAE-ACES, IO, Series 2010-M1	0.567%(b)	09/25/19	10,975,115	149,424
FANNIEMAE-ACES, IO, Series 2010-M3 (c)	0.466%(b)	03/25/20	22,593,692	374,152
FANNIEMAE-ACES, IO, Series 2010-M4	0.885%(b)	06/25/20	14,675,942	375,482
FANNIEMAE-ACES, IO, Series 2010-M5	1.023%(b)	07/25/20	12,321,019	388,568
FANNIEMAE-ACES, IO, Series 2011-M9 (c)	0.224%(b)	01/25/21	39,241,240	208,293
FANNIEMAE-ACES, IO, Series 2011-M2 (c)	0.206%(b)	04/25/21	29,907,337	348,540
FANNIEMAE-ACES, IO, Series 2011-M1	0.169%(b)	06/25/21	41,452,457	453,009

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 67.2% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association - 40.7% (Continued)
FANNIEMAE-ACES, IO, Series 2012-M1 (c)	0.191%(b)	10/25/21	$86,419,432	$644,603
FANNIEMAE-ACES, IO, Series 2013-M5	2.423%(b)	01/01/22	6,414,367	525,807
FANNIEMAE-ACES, IO, Series 2012-M4	0.742%(b)	04/25/22	13,090,504	375,466
FANNIEMAE-ACES, IO, Series 2015-M4 (c)	0.662%(b)	07/25/22	14,872,333	392,005
FANNIEMAE-ACES, IO, Series 2012-M14	0.588%(b)	09/25/22	3,473,468	81,442
FANNIEMAE-ACES, IO, Series 2014-M3 (c)	0.194%(b)	01/25/24	37,459,126	328,254
FANNIEMAE-ACES, IO, Series 2014-M9 (c)	0.254%(b)	07/25/24	29,072,610	439,345
FANNIEMAE-ACES, IO, Series 2015-M1	0.655%(b)	09/25/24	30,097,883	1,115,701
FNMA, Series 2003-3	5.000%	02/01/18	4,494	4,581
FNMA, Pool #899237	5.000%	03/01/22	7,106	7,497
FNMA, Series 2002-93	6.500%	03/01/32	35,665	40,927
				7,455,423
Government National Mortgage Association - 11.2%
GNMA, Pool #577742	5.500%	09/01/17	761	840
GNMA, IO, Series 2011-121	5.570%(b)	03/16/43	1,342,637	250,766
GNMA, IO, Series 2014-9	0.932%(b)	02/16/48	8,446,290	436,788
GNMA, IO, Series 2010-100	0.185%(b)	07/16/50	11,071,133	222,462
GNMA, IO, Series 2012-4	0.773%(b)	05/16/52	3,509,675	104,124
GNMA, IO, Series 2012-114	0.873%(b)	01/16/53	3,922,036	251,285
GNMA, IO, Series 2012-125 (c)	0.502%(b)	02/16/53	15,392,492	603,674
GNMA, IO, Series 2012-107	0.567%(b)	12/16/53	4,106,358	177,916
				2,047,855

Total Mortgage-Backed Securities (Cost $14,290,694)				$12,302,820

CORPORATE BONDS - 1.6%	Coupon	Maturity	Par Value	Value
Financials - 1.6%
Finial Holdings, Inc. (Cost $288,674)	7.125%	10/15/23	$250,000	$299,192

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS - 5.8%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.31% (d) (Cost $1,058,580)	1,058,580	$1,058,580

Total Investments at Value - 97.8% (Cost $19,766,603)		$17,908,365

Other Assets in Excess of Liabilities - 2.2%		405,796

Net Assets - 100.0%		$18,314,161

IO - Interest only strip. Par value shown is the notional value, not a true par value (Note 4).
144A - This is a restricted security that was sold in a transaction exempt under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $472,756 as of September 30, 2016.

(a)	Rate shown is the annualized yield at the time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the effective interest rate as of September 30, 2016.
(c)	Fair value priced (Note 1). Fair valued securities totaled $4,460,191 at September 30, 2016, representing 24.4% of net assets.
(d)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
September 30, 2016 (Unaudited)

COMMON STOCKS – 86.4%	Shares	Value
Brazil – 5.4%
Ambev S.A. - ADR	29,510	$179,716
Embraer S.A. – ADR	5,845	100,885
Itau Unibanco Holding S.A. - ADR	17,519	191,658
		472,259
Chile - 3.6%
Empresa Nacional de Telecomunicaciones S.A. (a)	17,614	172,251
Viña Concha y Toro S.A.	79,500	139,022
		311,273
China - 4.9%
Huaneng Power International, Inc. - ADR	3,931	98,707
PetroChina Company Ltd. - ADR	2,076	138,677
Sinopec Shanghi Petrochemical Company Ltd. - ADR	3,704	189,534
		426,918
Colombia - 2.0%
Grupo de Inversiones Suramericana	13,500	177,020

Hong Kong - 13.6%
China Overseas Land & Investment Ltd. (b)	49,000	168,466
China Overseas Property Holdings Ltd. (b)	15,666	3,268
China Resources Beer Holdings Company Ltd. (a)(b)	104,000	221,657
China Resources Land Ltd. (b)	68,000	191,725
CITIC Ltd. (b)	107,000	153,880
COSCO Pacific Ltd. (b)	12,000	12,347
Lenovo Group Ltd. - ADR	8,206	109,099
Shanghi Industrial Holdings Ltd. (b)	69,000	199,742
Tingyi (Cayman Islands) Holding Corporation (b)	110,000	127,975
		1,188,159
India - 6.3%
Dr. Reddy's Laboratories Ltd. - ADR	2,651	123,059
HDFC Bank Ltd. - ADR	1,720	123,651
ICICI Bank Ltd. - ADR	21,160	158,065
Infosys Ltd. - ADR	9,128	144,040
		548,815
Indonesia - 2.5%
Telekomunikasi Indonesia Persero Tbk PT - ADR	3,257	215,222

Korea (Republic of) - 14.3%
AMOREPACIFIC Group (b)	710	107,520
Dongbu Insurance Company Ltd. (b)	2,159	134,537
Korea Gas Corporation (b)	3,880	156,993
KT Corporation - ADR	11,956	191,894
LG Corporation (b)	2,775	164,371
POSCO - ADR	2,401	122,643
Samsung Electronics Company Ltd. (b)	188	274,507
Samsung Fire & Marine Insurance Company Ltd. (b)	370	94,458
		1,246,923

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS – 86.4% (Continued)	Shares	Value
Malaysia - 5.3%
CIMB Group Holdings Berhad (b)	158,023	$180,254
Genting Berhad (b)	76,200	146,200
Malayan Banking Berhad (b)	76,633	139,031
		465,485
Mexico - 3.7%
América Móvil S.A.B. de C.V. - Series L - ADR	13,023	148,983
Coca-Cola Femsa S.A.B. de C.V. - Series L	22,700	170,321
		319,304
Philippines - 1.6%
Universal Robina Corporation (b)	38,070	140,613

South Africa - 7.9%
Liberty Holdings Ltd.	16,865	143,324
Naspers Ltd. - ADR	10,670	185,978
Sasol Ltd. - ADR	3,802	103,871
Shoprite Holdings Ltd. (b)	9,250	129,256
Shoprite Holdings Ltd. - ADR	8,803	124,078
		686,507
Taiwan Province of China - 11.4%
Cheng Shin Rubber Industry Company Ltd. (b)	54,000	113,973
Compal Electronics, Inc. (b)	208,000	128,846
CTCI Corporation (b)	132,000	193,794
Delta Electronics, Inc. (b)	39,100	209,547
Giant Manufacturing Company Ltd. (b)	17,000	120,287
President Chain Store Corporation (b)	29,000	231,095
		997,542
Thailand - 2.4%
Charoen Pokphand Foods plc (b)	229,500	210,932

United States - 1.5%
Southern Copper Corporation	4,890	128,607

Total Common Stocks (Cost $7,154,629)		$7,535,579

EXCHANGE-TRADED FUNDS - 9.2%	Shares	Value
Global X MSCI Argentina ETF	5,650	$134,922
iShares Currency Hedged MSCI Eurozone ETF	6,738	167,035
iShares MSCI Malaysia ETF	12,902	104,635
iShares MSCI Taiwan ETF	8,858	139,071
VanEck Vectors Poland ETF	9,326	125,948
VanEck Vectors Vietnam ETF	8,700	131,370
Total Exchange-Traded Funds (Cost $796,697)		$802,981

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES - 2.4%	Shares	Value
iPath MSCI India Index ETN (a) (Cost $199,934)	3,035	$210,133

MONEY MARKET FUNDS - 1.7%	Shares	Value
Invesco STIT Government & Agency Portfolio – Institutional Class, 0.31% (c) (Cost $150,928)	150,928	$150,928

Total Investments at Value - 99.7% (Cost $8,302,188)		$8,699,621

Other Assets in Excess of Liabilities - 0.3%		21,418

Net Assets - 100.0%		$8,721,039

ADR - American Depositary Receipt.

(a)	Non-income producing security.
(b)	Fair value priced (Note 1). Fair Valued securities totaled $3,955,274 at September 30, 2016, representing 45.4% of net assets.
(c)	The rate shown is the 7-day effective yield as of September 30, 2016.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SUMMARY OF COMMON STOCKS BY SECTOR AND INDUSTRY
September 30, 2016 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary - 6.5%
Auto Components	1.3%
Hotels, Restaurants & Leisure	1.7%
Leisure Products	1.4%
Media	2.1%
Consumer Staples - 20.4%
Beverages	5.6%
Food & Staples Retailing	8.1%
Food Products	5.5%
Personal Products	1.2%
Energy - 2.8%
Oil, Gas & Consumable Fuels	2.8%
Financials - 17.3%
Banks	11.0%
Diversified Financial Services	2.0%
Insurance	4.3%
Health Care - 1.4%
Pharmaceuticals	1.4%
Industrials - 9.5%
Aerospace & Defense	1.2%
Construction & Engineering	2.2%
Industrial Conglomerates	6.0%
Transportation Infrastructure	0.1%
Information Technology - 9.9%
Electronic Equipment, Instruments & Components	2.4%
IT Services	1.6%
Technology Hardware, Storage & Peripherals	5.9%
Materials - 5.1%
Chemicals	2.2%
Metals & Mining	2.9%
Real Estate - 2.2%
Real Estate Management & Development	2.2%
Telecommunication Services - 8.4%
Diversified Telecommunication Services	4.7%
Wireless Telecommunication Services	3.7%
Utilities - 2.9%
Gas Utilities	1.8%
Independent Power and Renewable Electricity Producers	1.1%
86.4%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
September 30, 2016 (Unaudited)

1. Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded on non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at net asset value per share as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Fixed income securities other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable, including an assumed constant prepayment rate, among other factors.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service systematically incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2016 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$127,574,021	$-	$-	$127,574,021
Money Market Funds	4,807,223	-	-	4,807,223
Total	$132,381,244	$-	$-	$132,381,244

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$2,474,153	$-	$2,474,153
U.S. Government Agency Obligations	-	1,773,620	-	1,773,620
Mortgage-Backed Securities	-	7,842,629	4,460,191	12,302,820
Corporate Bonds	-	299,192	-	299,192
Money Market Funds	1,058,580	-	-	1,058,580
Total	$1,058,580	$12,389,594	$4,460,191	$17,908,365

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,580,305	$3,955,274	$-	$7,535,579
Exchange-Traded Funds	802,981	-	-	802,981
Exchange-Traded Notes	210,133	-	-	210,133
Money Market Funds	150,928	-	-	150,928
Total	$4,744,347	$3,955,274	$-	$8,699,621

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period. As of September 30, 2016, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into and out of any Level.

There were no Level 3 securities held by Cutler Equity Fund and Cutler Emerging Markets Fund as of September 30, 2016.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between June 30, 2016 and September 30, 2016:

Cutler Fixed Income Fund

Balance as of June 30, 2016	$6,853,392
Transfers into and/or out of Level 3	(1,887,893)
Purchases	427,004
Amortization	(549,489)
Net change in unrealized appreciation (depreciation)	(382,823)
Balance as of September 30, 2016	$4,460,191

The total amount of unrealized appreciation on Level 3 investments was $291,110 at September 30, 2016.

The following table summarizes the valuation techniques and unobservable inputs used pursuant to procedures adopted by the Board to determine the fair value of the Level 3 investments.

	Fair Value at September 30, 2016	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Mortgage-Backed Securities	$4,460,191	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 93	22.91

There were no derivative instruments held by the Funds during the period ended or as of September 30, 2016.

2. Investment Transactions

Investment transactions are accounted for on trade date. Realized gains and losses on securities sold are determined on a specific identification basis.

3. Federal Income Tax

The following information is computed on a tax basis for each item as of September 30, 2016:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund

Cost of portfolio investments	$95,918,059	$19,830,727	$8,328,172

Gross unrealized appreciation	$37,882,750	$722,087	$902,265
Gross unrealized depreciation	(1,419,565)	(2,644,449)	(530,816)

Net unrealized appreciation (depreciation)	$36,463,185	$(1,922,362)	$371,449

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund, losses deferred due to wash sales and amortization of bond premiums and discounts for Cutler Fixed Income Fund, and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

4. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of September 30, 2016, Cutler Fixed Income Fund had 67.2% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of September 30, 2016, $11,501,756 were invested in IO classes of various SMBS, representing 62.8% of Cutler Fixed Income Fund’s net assets.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	November 29, 2016

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Accounting Officer

Date	November 29, 2016

*	Print the name and title of each signing officer under his or her signature.